SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 2004


                         GLAS-AIRE INDUSTRIES GROUP LTD.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                            1-14244                  84-1214736
       ------                            -------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


               7791 Alderbridge Way, Richmond, B.C. Canada V6X 2A4
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 604-207-0221


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

(a)  Dismissal of Previous Independent Accountants

     Effective June 17, 2004, Glas-Aire Industries Group, Ltd. (the "Company") dismissed BDO Dunwoody LLP ("BDO"), as its independent public accountants. The Company's sole Director approved the decision to dismiss BDO.

     The reports by BDO on the Company's financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the preceding two fiscal years and through June 17, 2004, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to BDO's satisfaction, would have caused DBO to make reference to the subject matter of the disagreements in connection with BDO's report on the Company's financial statements.

     During the preceding two fiscal years and through June 17, 2004, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

(b)  Engagement of New Independent Accountants.

     On June 17, 2004, the Company engaged Dale Matheson Carr-Hilton LaBonte Chartered Accountants as its new independent accountants. During the preceding two fiscal years and through June 17, 2004, the Company has not consulted with Dale Matheson Carr-Hilton LaBonte Chartered Accountants regarding the matters described in, and required to be disclosed pursuant to Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REGISTRANT:

Date:  July 22, 2004                           GLAS-AIRE INDUSTRIES GROUP LTD.



                                               By: /s/ Craig Grossman
                                               ----------------------
                                               Craig Grossman

                                [BDO LETTERHEAD]

JULY 23, 2004

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Avenue N. W.
Washington DC USA 20549

Gentlemen:

     We have read the statements made by Glas-Aire Industries Group Ltd. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of July, 2004. We agree with the statements concerning our firm in such Form 8-K.

                                    Yours truly,

                                    /S/ BDO Dunwoody LLP
                                    --------------------
                                    BDO Dunwoody LLP